EXHIBIT 10.1
                        [MITCHELL BLUMENTHAL LETTERHEAD]


Network Financial Services, Inc.
Mark Schaftlein, C.O.O.
355 N.E. 5th Avenue
Delray Beach, Florida 33483

                  Statement for Professional Services Rendered
                                 January, 1997


     Previous Balance Due:                                     $5,175.00

     Re: Conmay v. Danna

DATE                          DESCRIPTION                       HOURS

Jan. 3           Telephone Conference with Nick Hulchiy
                 re Case Management Conference                   0.2

     6           Prepare Case Management Conference Statement;
                 Telephone Conference with Harry Coolidge        0.8

    14           Attend Case Management Conference;
                 Travel Time to and from Court                   2.0

    21           Law Ressearch;                                  1.0
                 Letter to Harry Coolidge                        N/C

                              Total 4.0 Hours at $250.00/Hr.    $1,000.00

                                          TOTAL BALANCE DUE:    $6,175.00